Exhibit 99.2

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended November 30, 2009

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)
☒	☐	2. Balance Sheet (Form 2-C)
☒	☐	3. Profit and Loss Statement (Form 2-D)
☒	☐	4. Supporting Schedules (Form 2-E)
☒	☐	5. Disbursements Summary (Form 2-F)
☒	☐	6. Narrative (Form 2-G)
☒	☐	7. Bank Statements for All Bank Accounts
☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	X
2. Were any assets (other than inventory) sold this month?		X
3. Were all employees timely paid this month?	X
4. Are all insurance policies and operating licenses current and in effect?	X
5. Did you open any new bank accounts this month?		X
6. Did you deposit all receipts into your DIP account this month?	X
7. Have all taxes been timely paid (payroll, sales, etc.)?	X
8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	12/18/09	Print Name:	Samuel E. Meek

		Signature:	/s/ Samuel E. Meek

		Title:	President

[a] See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: November 2009

CASH FLOW SUMMARY

	Current Month		Accumulated

1. Beginning Cash Balance	$10,816,505	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	3,090,578		21,889,190
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	3,090,578		$21,889,190

3. Cash Disbursements
Operations	2,664,389		17,633,985
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	0		997,536
Other	0		0

Total Cash Disbursements	$2,664,389		$18,631,521

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	426,188		3,257,670

5 Ending Cash Balance (to Form 2-C)	$11,242,694	(2)	$11,242,694	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks [2]	Book Balance

Petty Cash		$22.80	$—	$—	$22.80

Operating/xxx4580	Bank of Oklahoma	109.74	—	(285,090.14)	(284,980.40)

					—
Eurosweep/xxx1953	Bank of Oklahoma	11,464,721.89	—	—	11,464,721.89

					—
					—
Payroll/xx4591	Bank of Oklahoma	0.00	0.00	(2,277.40)	(2,277.40)

					—
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	0.00	0.00	0.00	—

					—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	0.00	0.00	0.00	—

					—
Utility Deposit/xxx9938	Bank of Oklahoma	65,208.10	0.00	0.00	65,208.10

TOTAL		$11,530,062.53	$—	$(287,367.54)	$11,242,694.99 (2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

[2]	Includes book/bank reconciling items.
(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     November 1, 2009     to     November 30, 2009

CASH DISBURSEMENTS DETAIL	Account No:
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$2,664,389.43
See attached schedule

Total Cash Disbursements				$2,664,389.43	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	November 30, 2009	Petition Date April 30, 2009
Assets
Current Assets
Cash
Petty Cash	$23	22
Bank of Oklahoma Eurosweep Account	11,177,464	7,984,114
Bank of Oklahoma Operating Account	—	889
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,208	—

Total Cash	11,242,695	7,985,024

Accounts Receivable - Sales
Pre-petition: Due from Related Entities	—	37,500
Pre-petition: Other Receivables	68,748	2,996,545
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	3,336,972	—

Total Current Post-Petition Accounts Receivable	3,405,720	3,034,045

Employee Receivables	(105)	—

Prepaid Expenses	222,793	280,205

Total Current Assets	14,871,103	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,577,129	4,595,029
Furniture and Fixtures (net of depreciation)	104,843	155,571
Computer Hardware (net of depreciation)	660,632	788,156
Software (net of depreciation)	14,259	18,757

Total Fixed Assets Net of Depreciation	7,373,863	7,574,514

Goodwill	9,152,249	9,152,249

Total Other Assets	16,526,113	16,726,763

Total Assets	$31,397,216	28,026,037

Liabilities and Stockholder’s Equity

Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	—
Post-Petition Accrued Payroll and Payroll Tax Expense	864,834	—
Interperiod over/under funding of benefit account	(3,100)	—
Post-Petition Accrued Property Taxes	60,818	—
Accrued Expenses (non-salary related)	34,089	—
Accrued State Income Tax (2009)	87,500	—
Accrued Professional Fees	123,963	—
Post-Petition Trade Payable	129,936	—

Total Current Post-Petition Accounts Payable	1,298,040	—

Total Liabilities Not Subject to Compromise	1,298,040	—

Liabilities Subject to Compromise[2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	2,975	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,850	1,639,832,523

Total Liabilities	1,640,129,890	1,639,832,523

Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,513)	(1,631,762,036)
Retained Earnings - Post-petition	2,073,289	—

Total Stockholder’s Equity	(1,608,732,674)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$31,397,216	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: November 2009

(Accrual Basis)

	Oct 2009	Nov 2009	Petition To Date

Operating Revenue
Quality Control	$2,432,296	$2,336,082	$16,609,795
Professional fees	6,252	850	6,320
Post Closing Services	267,984	217,425	1,544,258
Pre-Funding	1,600	1,680	18,840
Imaging	0	0	0
Physical Storage Fees	0	0	0
TMHL Underwriting	0	0	0
Occupancy Verification Fee	325	325	1,050
Document Retrieval	21,510	30,010	177,050
Interest Income	4,297	4,384	29,039
Late Charges	141	241	1,604
Quality Jobs/TIPs Income	31,713	31,103	229,557
Miscellaneous Income	0	0	2,279

Total Operating Revenue	2,766,118	2,622,099	18,619,791

Expenses
Salaries	1,246,763	1,162,674	8,443,709
Salaries - Additional Files & O/T	190,196	214,177	1,325,753
Benefits - 401K Matching	29,460	14,798	168,392
Employee Appreciation & Development	5,818	13,055	34,068
Employee Banquet	2,400	2,400	16,800
Contract Labor	2,440	1,280	13,000
Employee Recruitment Expense	1,437	1,805	15,637
Payroll Taxes	104,017	100,819	671,535
Payroll Processing Fee	2,134	2,299	14,028
Employee Health Insurance	201,366	205,562	1,575,612
Legal & Professional Fees (Ordinary Course)	1,775	3,792	30,150
Office Supplies	23,915	45,153	168,590
Copier Supplies	870	780	4,302
Software Expense	4,404	1,194	6,264
Telephone Expense	25,184	18,804	126,073
Printing	1,428	3,518	15,589
Postage	14,200	13,691	97,314
Shipping	25,524	16,715	165,895
Strategic Partners Expense	2,785	2,390	11,585
Insurance Expense	5,425	5,425	37,528
QC Appraisals	365,005	365,005	1,548,742
QC Appraisals (Contra)	(327,059)	(323,720)	(1,472,466)
QC Reverifications	32,090	(33,531)	(67,417)
QC Reverifications (Contra)	0	0	0
In-File Credit Reports	5,679	3,813	52,986
Mtg. Credit Reports	87,040	96,503	661,044
Mtg. Credit Reports (Contra)	(158,901)	(99,397)	(663,497)
Outsourced External Data	18,724	21,997	154,181
Property Value Requests	0	0	0
External Collateral Reviews	0	(85)	(9,425)
Filing Fees	0	0	(20)
High Cost Check	(2,796)	(1,578)	(21,149)
Depreciation	44,541	44,719	310,865
Fares and Lodging	3,771	5,620	21,768
Meals - Travel	225	91	372
Auto Expense Reimbursement	222	61	449
Conference Expense	7,769	1,314	25,312
Entertainment	0	3,351	8,107
Meals & Entertainment	0	0	0
Advertising	6,730	3,451	47,050
Contributions	0	0	250
Business Promotion	150	0	663

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: November 2009

(Accrual Basis)

	Oct 2009	Nov 2009	Petition To Date
Lease-Co Location - AT&T	5,627	11,567	45,329
Physical Storage Fees	528	546	3,296
Document Recycling	7,141	5,072	46,642
Equipment Expense	20,719	37,212	172,887
Hardware & Software Maintenance	10,840	11,652	89,841
Processing & Administration Fees	0	0	1,847
Dues & Subscriptions	120	2,305	4,597
Miscellaneous Taxes	1,280	1,742	12,772
Miscellaneous Expense	0	0	0
Bank Account Fees	1,292	1,269	9,435
Bad Debt Expense	5,748	0	64,673
Buildings - Taxes & Insurance	8,351	10,293	60,343
Building - Maintenance & Supplies	14,993	13,024	96,366
Building - Utilities	17,091	12,472	118,473

Total Expenses Before Taxes	2,068,459	2,025,097	14,266,141

Net Income (Loss) Before Taxes	697,659	597,002	4,353,651

State Income Tax Expense	12,500	12,500	87,500
Reorganization Expenses	421,191	123,963	1,544,609

Net Income (Loss)	$263,968	$460,539	$2,721,542

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period:     November 1, 2009     to     November 30, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld:
Federal	$0	$105,227	$105,227	various	wire	$0
State	0	41,692	41,692	various	wire	0

FICA Tax Withheld	0	91,049	91,049	various	wire	0

Employer’s FICA Tax	0	91,049	91,049	various	wire	0

Unemployment Tax
Federal	0	569	569	various	wire	0
State	0	3,222	3,222	various	wire	0

Accrued Payroll Taxes [1]	49,602	5,979	0			55,581

Sales, Use & Excise Taxes	0	0	0			0

Property Taxes	50,070	10,748	0			60,818

Accrued Income Tax:
Federal	0	0	0			0
State	75,000	12,500	0			87,500
Other:	0	0	0			0

TOTALS	$174,672	$362,034	$332,807			$203,900

[1]

Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through

Workers’ Compensation	The Hartford	$500,000	1/1/10	1/1/10

General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Vehicle	N/A

Other (list):

Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: November 1, 2009 to November 30, 2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$2,757,715	$
30 to 60 days	367,630		0
61 to 90 days	163,210		0
91 to 120 days	6,323		0
Over 120 days	42,094		0

Total Post Petition	3,336,972

Pre Petition Amounts	68,748

Total Accounts Receivable	$3,405,720

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,405,720

	Total Post Petition Accounts Payable		$0

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *

Venable LLP	$0	$46,802	$0	5/22/09	$46,802
Orrick Herrington, et al	0	0	0	5/4/09	0
Quinn Emmanual	0	18,818	0	5/20/09	18,818
Houlihan Lokey	0	0	0	6/5/09	0
Protiviti Inc.	0	14,737	0	51/09	14,737
JH Cohn	0	42,198	0	6/12/09	42,198
Tydings & Rosenberg	0	1,408	0	6/12/09	1,408
U.S. Trustee	0	0	0		0
Other:	0	0	0		0

Total	$0	$123,963	$0		$$123,963

[1]

Until November 2, 2009, Adfitech was one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors incurred time on behalf of both Adfitech and the other debtors. Time for these professionals has not yet been allocated between the estates for all periods. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other debtors.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount

Officers	various	Salary/Commission	$51,821
Officers	various	Bonus	31,211
Officers	various	401K Contribution	1,743
Officers	various	Expense Reimbursement	5,203

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: November 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

October 2009	$2,878,056
November 2009	2,664,389
December 2009	0

Quarterly Total	$5,542,446

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: November 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

ADFITECH, Inc. (“Adfitech”) continues to operate as a going concern. Adfitech is an independently-operated, wholly-owned subsidiary of TMST Home Loans, Inc., formerly known as Thornburg Mortgage Home Loans, Inc. (“TMHL”), and provides mortgage-related auditing and quality control consulting services to financial institutions. Adfitech is self-funded, has its own separate workforce and bank accounts, and operates independently from the TMST Debtors including TMST, Inc., formerly known as Thornburg Mortgage, Inc. (“TMST”), and TMHL at offices located in Edmond, Oklahoma on unencumbered real estate owned by Adfitech. Adfitech, along with TMST, TMHL, TMST Acquisition Subsidiary, LLC and TMST Hedging Strategies, Inc. (collectively the “TMST Debtors”), filed for bankruptcy on May 1, 2009. An order authorizing the joint administration of these cases was entered on May 6, 2009.

On November 2, 2009, the Court entered an Order Severing Joint Administration with Respect to the Adfitech Chapter 11 Case. As a result, the Adfitech Chapter 11 case is no longer jointly administered with the cases of the TMST Debtors.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: November 2009

NARRATIVE

Adfitech, the Official Committee of Unsecured Creditors (the “Creditors’ Committee”), and their respective advisors continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month as they worked to finalize Adfitech’s amended plan. As a result of these efforts, an Amended Chapter 11 Plan of Reorganization and Proposed Disclosure Statement were filed on November 16, 2009 [Adfitech Docket Nos. 36 and 37]. The court has scheduled a hearing on approval of Adfitech’s Proposed Disclosure Statement on January 7, 2010.

During the month Adfitech engaged in discussions with Mr. Apel about his continuing to assist Adfitech by serving as a consultant on an hourly basis, and on November 6, 2009, filed a motion for approval of a consulting agreement pursuant to which Mr. Apel would provide consulting services to Adfitech. On November 23, 2009, the court entered an order approving the consulting agreement.

On December 11, 2009, Adfitech and the TMST Debtors filed a second motion to extend the exclusive periods to February 26, 2010, during which they may file a Chapter 11 plan or plans and solicit acceptances thereof.

During the month of November, Adfitech filed its monthly operating report for the period October 1 through October 31, 2009.

2009 November Disbursements Adfitech (Form 2B)

ACENITEC	225.00
Adfitech Payroll	875,621.57
ADP	2,299.20
ADP SCREENING & SELECTION SERVICES	549.50
ADP Tax	332,807.07
ADP Tx	59,296.56
ADT SECURITY SERVICES	2,082.48
AFLAC	5,489.56
ALLSTATE APPRAISAL	375.00
AMERICAN HERITAGE LIFE INSURANCE CO.	218.72
AMERITECH OUTDOOR CREATIONS, LLC	881.00
APPRAISALBANK, INC.	239,200.00
AT&T	212.96
AT&T - NEWARK	5,627.00
AT&T BUSINESS SERVICES	211.39
AT&T MOBILITY (CINGULAR)	320.76
AVAYA, INC.	2,873.64
BAKER BROTHERS ELECTRIC, INC	723.06
Bank of Oklahoma Analysis	1,269.30
BEE PACK INC.	1,942.50
BEN E. KEITH	6,754.89
BETTY CAGLE	175.00
BILL LEWIS APPRAISAL COMPANY	1,400.00
BILLING SOLUTIONS, INC.	5,861.65
BUSINESS IMAGING SYSTEMS, INC.	18,962.08
CENTRAL UNITED LIFE INS.	162.61
CHASE - BANK ONE	17,577.77
CHRIS WEBER	24.20
CHRISTINE MARIE SCHWARTZ	1,280.00
CITY OF EDMOND	12,172.70
CLEAR CAPITAL	100,805.00
CLEARINGHOUSE, ATLAS# 000405390800	211.00
COMFORT, INC.	36,769.21
COX COMMUNICATIONS	8,009.47
DAVID PARMER	692.99
DEACONESS PHYSICIAN SERVICES	4,360.00
DRU W. JACOBS	15.88
EDMOND TROPHY CO.	8.08

Monday, December 21, 2009	Page 1 of 3

ELIAS, BOOKS, BROWN & NELSON, P.C.	509.93
EMILY GINN	360.16
Employee Benefit Accounts	248,386.21
Employees	87,891.76
FARMER BROTHERS COFFEE	2,692.57
FIELD VERIFICATION ASSOCIATES	129,998.00
FIRST AMERICAN CREDCO	91,003.75
FORT DEARBORN LIFE INSURANCE CO.	2,146.22
FOURTH DIMENSION NETWORKS CORP.	99.00
GABINO’S LAWN & LANDSCAPE	1,650.00
GENERAL MAILING EQUIPMENT, INC.	997.00
GREAT PLAINS COCA COLA BOTTLING CO.	460.00
HEDGPATH APPRAISAL COMPANY	350.00
JENNIFER BURKE	845.82
JOHN BAXTER	1,395.01
JOHN J. ROSENHAMER	4,121.33
JOHNSON APPRAISAL SERVICE	350.00
KATHY HUFF	168.56
KELLY DUNN	31.52
KIM REGINALD	184.11
LANDAMERICA LENDER SERVICES/ONE STOP	44,690.00
LENDERS ONE	2,390.00
LEXIS-NEXIS	109.64
LOVE, BEAL, & NIXON P.C.	916.22
MAVENT INC.	1,869.60
MCAFEE & TAFT	1,506.65
METLIFE SMALL BUSINESS CENTER	11,338.35
MIDCON DATA SERVICES, INC.	6,486.00
MINUTEMAN PRESS	3,518.11
MISC FEES PAYEE	23,209.00
MONSTER, INC.	280.00
MORTGAGE BANKERS ASSOCIATION	2,380.00
NATIONAL REAL ESTATE INFORMATION SERVICE	40,370.00
NSTN	2,030.00
NVMS	220.00
OFFICE OF THE ATTORNEY GENERAL	277.84
OFFICEMAX CONTRACT, INC.	22,956.33
OKLAHOMA DEPARTMENT OF HUMAN SERVICES	421.00
OKLAHOMA DUSTERS, INC.	5,730.95
OKLAHOMA NATURAL GAS	299.49
OKLAHOMA TAX COMMISSION	817.35

Monday, December 21, 2009	Page 2 of 3

PAULA GIMMELL	325.00
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	180.54
POSTMASTER	5,000.00
PRESORT FIRST CLASS, INC.	977.97
RACO INDUSTRIES	649.01
Reconciling Item	-6,430.34
REGIONALHELPWANTED.COM, INC.	535.00
ROBIN WILLIAMS	701.03
ROSA RESENDE	1,020.00
RUSTY HARTSELL APPRAISAL SERVICE	175.00
SAFEGUARD PROPERTIES, INC.	1,475.00
SAINTS OCCUPATIONAL HEALTH NETWORK	360.00
SAM’S CLUB	1,601.52
SAMUEL E. MEEK	1,066.15
SHRED-IT OKLAHOMA CITY	5,072.04
SPRINT	7,854.03
STANDLEY SYSTEMS	779.53
STAPLES BUSINESS ADVANTAGE	16,326.84
STEPHEN E. MEYER INC.	1,575.00
STEVE BILLINGS	1,372.57
SUN LIFE & HEALTH INSURANCE CO.	9,412.02
SYNERGY DATACOM	190.47
T E ALLEN APPRAISALS	875.00
TALX - THE WORK NUMBER	37,092.25
TG’S LASER SUPPLY & SUPPORT LTD. CO.	17,055.78
THE BRADY GROUP	3,850.00
THOMPSON WEST	21,714.82
UNITED PARCEL SERVICE	14,665.88
UNIVERSAL CREDIT SERVICES	9,392.50
VISION SERVICE PLAN OF OKLAHOMA	2,913.94
WEBROOT SOFTWARE	1,008.00
ZEA COMPANY, INC	175.00
ZONES, INC.	12,479.10
Grand Total	$2,664,389.43

Monday, December 21, 2009	Page 3 of 3